CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in this Post-Effective Amendment No. 46 to Registration Statement No. 333-53040 on Form N-4 of our report dated February 27, 2015, relating to the financial statements and financial highlights of Separate Account A of Pacific Life Insurance Company, comprised of Diversified Bond, Floating Rate Income, Floating Rate Loan, High Yield Bond, Inflation Managed, Inflation Strategy (formerly named Inflation Protected), Managed Bond, Short Duration Bond, Emerging Markets Debt, American Funds® Growth, American Funds Growth-Income, Comstock, Dividend Growth, Equity Index, Focused Growth (formerly named Focused 30), Growth, Large-Cap Growth, Large-Cap Value, Long/Short Large-Cap, Main Street® Core, Mid-Cap Equity, Mid-Cap Growth, Mid-Cap Value, Small-Cap Equity, Small-Cap Growth, Small-Cap Index, Small-Cap Value, Value Advantage, Health Sciences, Real Estate, Technology, Emerging Markets, International Large-Cap, International Small-Cap, International Value, Currency Strategies, Global Absolute Return, Precious Metals, American Funds Asset Allocation, Pacific Dynamix - Conservative Growth, Pacific Dynamix - Moderate Growth, Pacific Dynamix - Growth, Portfolio Optimization Conservative, Portfolio Optimization Moderate-Conservative, Portfolio Optimization Moderate, Portfolio Optimization Growth, Portfolio Optimization Aggressive-Growth, Invesco V.I. Balanced-Risk Allocation Series II, Invesco V.I. Equity and Income Series II, American Century VP Mid Cap Value Class II, American Funds IS Asset Allocation FundSM Class 4, American Funds IS Capital Income Builder® Class 4, American Funds IS Global Growth FundSM Class 4, American Funds IS Growth FundSM Class 4, American Funds IS Growth-Income FundSM Class 4, American Funds IS International FundSM Class 4, American Funds IS International Growth and Income FundSM Class 4, American Funds IS Managed Risk Asset Allocation FundSM Class P2, American Funds IS New World Fund® Class 4, American Funds IS U.S. Government/AAA-Rated Securities FundSM Class 4, BlackRock® Capital Appreciation V.I. Class III, BlackRock Global Allocation V.I. Class III, BlackRock iShares® Alternative Strategies V.I. Class I, BlackRock iShares Dynamic Allocation V.I. Class I, BlackRock iShares Dynamic Fixed Income V.I. Class I, BlackRock iShares Equity Appreciation V.I. Class I, Fidelity® VIP Contrafund® Service Class 2, Fidelity VIP FundsManager® 60% Service Class 2, Fidelity VIP Money Market Service Class, Fidelity VIP Strategic Income Service Class 2, First Trust/Dow Jones Dividend & Income Allocation Class I, First Trust Multi Income Allocation Class I, Franklin Founding Funds Allocation VIP Class 2 (formerly named Franklin Templeton VIP Founding Funds Allocation Class 2), Franklin Founding Funds Allocation VIP Class 4 (formerly named Franklin Templeton VIP Founding Funds Allocation Class 4), Franklin Mutual Global Discovery VIP Class 2 (formerly named Mutual Global Discovery Securities Class 2), Franklin Rising Dividends VIP Class 2 (formerly named Franklin Rising Dividends Securities Class 2), Templeton Global Bond VIP Class 2 (formerly named Templeton Global Bond Securities Class 2), GE Investments Total Return Class 3, Ivy Funds VIP Asset Strategy, Janus Aspen Series Balanced Service Shares, Janus Aspen Series Flexible Bond Service Shares, JPMorgan Insurance Trust Core Bond Class 1, JPMorgan Insurance Trust Mid Cap Value Class 1, JPMorgan Insurance Trust U.S. Equity Class 1, Lord Abbett Bond Debenture Class VC, Lord Abbett International Core Equity Class VC, Lord Abbett Total Return Class VC, MFS® Investors Growth Stock Series - Service Class, MFS Total Return Series - Service Class, MFS Utilities Series - Service Class, MFS Value Series - Service Class, PIMCO All Asset All Authority - Advisor Class, PIMCO CommodityRealReturn® Strategy - Advisor Class, PIMCO Global Multi-Asset Managed Allocation - Advisor Class (formerly named PIMCO Global Multi-Asset - Advisor Class), Jennison Class II, SP International Growth Class II, SP Prudential U.S. Emerging Growth Class II, Value Class II, Schwab VIT Balanced, Schwab VIT Balanced with Growth, Schwab VIT Growth, Schwab VIT Money Market, and Van Eck VIP Global Hard Assets Class S Variable Accounts (collectively, the “Variable Accounts”) appearing in the Annual Report on Form N-30D of Separate Account A of Pacific Life Insurance Company for the year ended December 31, 2014, and to the reference to us under the heading “Independent Registered Public Accounting Firm and Independent Auditors” in the Statement of Additional Information, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California

April 13, 2015

CONSENT OF INDEPENDENT AUDITORS

We consent to the use in this Post-Effective Amendment No. 46 to Registration Statement No. 333-53040 on Form N-4 of our report dated March 6, 2015 related to the consolidated financial statements of Pacific Life Insurance Company and Subsidiaries as of December 31, 2014 and 2013, and for each of the three years in the period ended December 31, 2014, appearing in the Statement of Additional Information, which is part of such Registration Statement, and to the references to us under the heading “Independent Registered Public Accounting Firm and Independent Auditors” in the Statement of Additional Information, which is part of such Registration Statement.

/s/ DELOITTE & TOUCHE LLP

Costa Mesa, California

April 13, 2015